Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

3. SUBSEQUENT EVENTS

On January 21, 2014, the Partnership announced a cash distribution of $0.445 per common unit, or $1.78 per unit on an annualized basis. This distribution was paid on February 14, 2014 to all common unit holders of record as of the close of business on January 31, 2014.  No distributions were paid on the subordinated units.

In January 2014, the Partnership received approximately $8.4 million of net proceeds from the sale by Blackhawk Midstream LLC (“Blackhawk”) of its equity interest in two entities, Ohio Gathering Company, LLC and Ohio Condensate Company, LLC, to Summit Midstream Partners, LLC. As part of the joint operating agreement for the Utica Shale investment completed between the Partnership, Gulfport Energy (“Gulfport”) and an affiliate of Wexford Capital (discussed further in Note 4), the Partnership had the right to approximately 5% of the proceeds of the sale by Blackhawk. The Partnership has not completed its accounting analysis for the net proceeds received in this transaction.

In February 2014, the Partnership signed a binding letter of intent with Gulfport to sell its entire Utica Shale interests for approximately $185 million.  The transaction is expected to close by the end of March 2014 subject to customary closing conditions. The Partnership has not completed its accounting analysis for the net proceeds received in this transaction.

Retrospective Adjustment for Discontinued Operations

In March 2014, the Partnership completed a purchase and sale agreement (the “Purchase Agreement”) with Gulfport to sell the Partnership’s oil and gas properties in the Utica Shale region for approximately $184.0 million (the “Purchase Price”). The Purchase Agreement was effective as of January 1, 2014 and the Purchase Price was adjusted for any unsettled expenditures made and/or proceeds received from the Partnership’s portion of its Utica Shale properties prior to the effective date. The Partnership’s consolidated statements of operations and comprehensive income have been retrospectively adjusted to reclassify the Partnership’s portion of its Utica Shale operations to discontinued operations for the years ended December 31, 2013 and 2012. The Partnership’s Utica Shale investment did not have any operating activity during the year ended December 31, 2011. The net effect of the reclassification represents a decrease of $1.3 million, or 13.9%, and $0.1 million, or 0.2%, in the Partnership’s previously reported income from continuing operations for the years ended December 31, 2013 and 2012, respectively. The Partnership also reclassified certain current assets, non-current assets, current liabilities and non-current liabilities to “held for sale” categories on the consolidated statements of financial position for the years ended December 31, 2013 and 2012. There was no effect on the Partnership’s previously reported net income, financial condition, or cash flows.